BANK LOANS - Principal balance due for next five years (Details 1) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2014 Jinpan Realty and Guilin JFT Mortgages CNY
Line of Credit Facility [Line Items]
2015				401
2016				420
2017				38,993
2018				58,264
2019				62,475
Thereafter
Total	$ 26,238	160,553	195,087	160,553